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Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated March 31, 2010, relating to the consolidated financial statements of Heritage Oaks Bancorp appearing in the Company's Annual Report on Form 10-K for the year ended December 31, 2009. We also consent to the reference to us under the caption "Experts" in such Registration Statement.

/s/ Vavrinek, Trine, Day & Co., LLP VAVRINEK, TRINE, DAY & CO., LLP

Rancho Cucamonga, California
April 12, 2010

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  Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM